Exhibit 99.1

Limestone Bancorp, Inc. Holds Annual Meeting of Shareholders

Shareholders Elect Eight Directors

LOUISVILLE, Ky.--(BUSINESS WIRE)--May 19, 2021--Limestone Bancorp, Inc. (NASDAQ: LMST), parent company of Limestone Bank, announced today that its shareholders elected eight directors, approved a non-binding advisory vote on the compensation of the Company’s named executives, approved a non-binding advisory vote to conduct future votes on executive compensation annually, approved an amendment to the Articles of Incorporation to extend certain restrictions on share transfer designed to protect the long-term value of accumulated tax benefits, and approved a proposal to ratify the appointment of the Company’s independent registered public accounting firm.

At the meeting, shareholders elected the following as directors to serve for a one-year term:

  W. Glenn Hogan – Chairman of Limestone Bancorp, Inc. and CEO of Hogan Real Estate, a full service commercial real estate development company headquartered in Louisville, KY
  Celia P. Catlett – Previously served as the General Counsel of Texas Roadhouse, Inc., a Nasdaq listed company headquartered in Louisville, KY which operates casual dining restaurants in the United States and internationally
  Kevin J. Kooman – a partner with Patriot Financial Partners, L.P., a private equity fund focused on investing in community banks, thrifts and other financial service related companies
  Michael T. Levy – President of Muirfield Insurance LLC of Kentucky, a Lexington, KY based insurance brokerage firm
  James M. Parsons – Chief Financial Officer of Ball Homes, LLC, a residential real estate development firm headquartered in Lexington, KY
  Bradford T. Ray – Retired Chairman and CEO of Steel Technologies, Inc., a steel processor
  Dr. Edmond J. Seifried – Principal of S&B West LLC, a community bank consulting center in Easton, Pennsylvania, and Professor Emeritus at Lafayette College in Easton, Pennsylvania
  John T. Taylor – President and CEO of Limestone Bancorp, and President, CEO and Chairman of Limestone Bank

As approved by shareholders at the meeting, the Company will continue to conduct the non-binding advisory vote on executive compensation on an annual basis.

About Limestone Bancorp, Inc.
Limestone Bancorp, Inc. (NASDAQ: LMST) is a Louisville, Kentucky-based bank holding company which operates banking centers in 14 counties through its wholly-owned subsidiary Limestone Bank. The Bank’s markets include metropolitan Louisville in Jefferson County and the surrounding counties of Bullitt and Henry and extend south along the Interstate 65 corridor. The Bank serves south central, southern, and western Kentucky from banking centers in Barren, Butler, Daviess, Edmonson, Green, Hardin, Hart, Ohio, and Warren counties. The Bank also has banking centers in Lexington, Kentucky, the second largest city in the state, and Frankfort, Kentucky, the state capital. Limestone Bank is a traditional community bank with a wide range of personal and business banking products and services.

Forward-Looking Statements
Statements in this press release relating to Limestone Bancorp’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements that involve risks and uncertainties. Although the Company's management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: the impact and duration of the COVID-19 pandemic and national, state and local emergency conditions the pandemic has produced; economic conditions both generally and more specifically in the markets in which the Company and its subsidiaries operate; competition for the Company's customers from other providers of financial services; government legislation, regulation, fiscal, and monetary policies, which change from time to time and over which the Company has no control; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of the Company's customers; and other risks detailed in the Company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the Company. See Risk Factors outlined in the Company's Form 10-K for the year ended December 31, 2020 and Form 10-Q for the quarter ended March 31, 2021.

Contacts

John T. Taylor
Chief Executive Officer
(502) 499-4800